Exhibit 99.1

Dialogic Inc. Reports Fourth Quarter and Full Year 2010 Financial Results

Completed first quarter of combined operations

Non-GAAP Q4 revenue of $57.4 million, an 8% increase over the sum of the pre-merger non-GAAP Q3 revenues of the two entities

Achieved record bookings and a book to bill ratio significantly greater than 1 in Q4

Raises non-GAAP gross margin guidance for 2011

February 28, 2011, SAN JOSE, Calif.—(BUSINESS WIRE)—Dialogic Inc. (NASDAQ: DLGC), a leading provider of communications technologies that power advanced networks, today announced fourth quarter and full year financial results for the period ending December 31, 2010. As the merger between Dialogic Corporation and the former Veraz Networks, Inc. closed on October 1, 2010, these financial results reflect the first quarter of merged company operations.

Financial Results

As reflected below in the reconciliation of the Q4, 2010 Statement of Operations to Adjusted EBITDA, on a non-GAAP basis, Dialogic recorded:

•	Revenue of $57.4 million, an 8% increase over the sum of the pre-merger non-GAAP Q3 revenues of the two entities

•	Gross Margin of 63%

•	Operating Expenses of $35.2 million

•	Adjusted EBITDA of $1.2 million

“In the fourth quarter, we delivered solid financial results, while introducing new products, investing in research and development, and integrating a global technology business,” said Nick Jensen, Dialogic’s Chairman and Chief Executive Officer. “We are very pleased with the success of the merger thus far, and our revenue and bookings indicate the market’s acceptance of our technology solutions. We expect to realize additional cost savings from the merger as we complete the integration of the two companies in the coming quarters, which we believe will result in a normalized non-GAAP operating expense rate of $120 million on an annualized basis.”

On a GAAP basis, Q4 revenue was $55.5 million, gross margins were 54%, operating expenses were $49.8 million and net loss attributable to common shareholders was $23.0 million or $0.74 per share. In accordance with GAAP, Dialogic’s 2010 financial results set forth below reflect Dialogic Corporation’s consolidated results for the first three quarters and the combined company’s results for the fourth quarter.

Merger Integration Update

Since completing the merger on October 1, 2010, the company has made significant progress in integrating the Dialogic and Veraz Networks businesses. A key benefit of the merger was the complementary product portfolios and technology platforms of the two entities, which are marketed and sold through existing channels to over 3,000 carrier and enterprise customers worldwide. Effective in Q1, 2011, Dialogic has organized our product and marketing groups into four new global business units:

•	Bandwidth Optimization

•	Video

•	Infrastructure

•	Value Added Services and Cloud Enablement

As this new structure is implemented, Dialogic expects to accelerate its sales, marketing and support activities into both existing and new markets and expand its product portfolio.

Recent Highlights

2010 and early 2011 was marked by new product launches, success in new market segments, substantial new customer contracts, and investments in worldwide research and development.

•

The company launched the Dialogic® BorderNet™ family of products which include session border controllers and launched new products in the Dialogic® I-Gate® family of mobile backhaul session bandwidth optimizers, and in our Dialogic® Vision™ family of video gateways.

•

Aircel in India, through Nokia Siemens Networks, awarded Dialogic what we believe to be the largest video gateway contract ever awarded. Aircel will be using the Dialogic ®Vision™ 1000 Video Gateway for its 3G video calling platform to offer advanced mobile services.

•

Dialogic announced new switching contracts with Global Crossing in Latin America and LS Cable in South Korea and a new video gateway contract with Mahanagar Telephone Nigam Ltd. mobile network in India via our partner Spice Digital. Dialogic’s product and technology platforms are installed in 80 countries and some of the largest networks, including more than 20 of the top 25 mobile network operators worldwide.

•	The company continued its investment in research and development including: opening an interoperability laboratory in Russia and opening a video design and deployment facility in India.

Company Raises Margin Range as part of Business Outlook for 2011

Today Dialogic raised its 2011 guidance range for non-GAAP gross margin.

Item	Previous Outlook	New Outlook
Non-GAAP	Issued 10/26/10	Issued 2/28/11
Revenue	$220 - $230 Million	$220 - $230 Million
Adjusted Gross Margin	60% - 65%	63% - 67%
Adjusted EBITDA Margin	Greater than 10%	Greater than 10%

“We are pleased with our accomplishments this quarter and we are encouraged that our vision for the future of next generation networks is now becoming a reality” said Jensen. “We invested heavily in R&D to enable applications and expand infrastructure on mobile networks, particularly video, SBC and mobile backhaul, and those investments are now delivering new products and technology platforms. We believe that we have the right products at the right time to drive the next wave of mobile application development, plus as a merged public company, we have the size and scale necessary to supply the world’s largest carriers.”

DIALOGIC INC.

Condensed Consolidated Balance Sheets

(In thousands, unaudited)

	December 31, 2010	December 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$24,559	$3,973
Restricted cash	650	—
Accounts receivable, net	57,931	39,407
Inventories	27,102	17,239
Prepaid expenses and other current assets	13,398	6,916

Total current assets	123,640	67,535
Property and equipment, net	10,262	10,703
Intangible assets, net	46,904	52,890
Goodwill	31,614	19,749
Deferred debt issuance costs, net	3,307	2,116
Other assets	1,393	1,031

Total assets	$217,120	$154,024

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Bank indebtedness	$12,783	$10,304
Accounts payable	23,552	23,194
Accrued liabilities	23,765	7,150
Income tax payable	2,010	964
Deferred revenue	17,209	5,716
Interest payable on long-term debt, related party	2,953	391

Total current liabilities	82,272	47,719

Long-Term liabilities:
Long-term debt, related party	93,811	89,921
Income taxes payable	2,416	3,323
Deferred revenue	2,423	—

Total long-term liabilities	98,650	93,244

Redeemable equity	—	93,138

Stockholders’ equity(deficit):
Common stock and additional paid-in capital	218,783	46,838
Warrants	—	9,000
Accumulated other comprehensive (loss)	(22,071)	(22,114)
Accumulated deficit	(160,514)	(113,801)

Total stockholders’ equity (deficit)	36,198	(80,077)

Total liabilities and stockholders’ equity	$217,120	$154,024

DIALOGIC INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share data, unaudited)

	Three Months Ended December 31,	Twelve Months Ended December 31,
	2010	2010	2009

Revenues:
Products	$47,398	$162,449	$165,498
Services	8,053	16,323	10,774

Total revenues	55,451	178,772	176,272

Cost of Revenues:
Products	21,026	61,725	62,380
Services	4,746	11,412	9,253

Total cost of revenues	25,772	73,137	71,633

Gross profit	29,679	105,635	104,639

Operating Expenses:
Research and development, net	15,411	46,152	42,012
Sales and marketing	18,083	51,536	48,056
General and administrative	10,356	28,535	25,330
Merger costs	4,500	6,628	—
Restructuring charges	1,498	2,047	3,418

Total operating expenses	49,848	134,898	118,816

Loss from operations	(20,169)	(29,263)	(14,177)
Interest and other income (expense)	(63)	476	74
Interest expense, related party	(3,482)	(17,848)	(14,694)
Foreign exchange gains (losses), net	(204)	(302)	1,128

Loss before income taxes	(23,918)	(46,937)	(27,669)
Income taxes provision (benefit)	(911)	(224)	9,974

Net loss	(23,007)	(46,713)	(37,643)

Change in redemption value of preferred shares	—	(3,047)	(6,555)

Net loss attributable to common shareholders	$(23,007)	$(49,760)	$(44,198)

Net loss allocable to common stockholders per share - basic and diluted	$(0.74)	$(3.67)	$(5.78)

Weighted-average shares outstanding used in computing net loss per share — basic and diluted:	31,113	13,566	7,653

DIALOGIC INC.

Reconciliation of Condensed Consolidated Statement of Operations Loss to Adjusted EBITDA results

(In thousands, except per share data, unaudited)

	Three Months Ended December 31, 2010
	Statement of Operations	Adjustments		Adjusted EBITDA

Revenues:
Products	$47,398	$850	B	$48,248
Services	8,053	1,126	B	9,179

Total revenues	55,451	1,976		57,427

Cost of Revenues:
Products	21,026	(4,684)	A,B,C	16,342
Services	4,746	—		4,746

Total cost of revenues	25,772	(4,684)		21,088

Gross profit	29,679	6,660		36,339

Operating Expenses:
Research and development, net	15,411	(1,380)	A,C	14,031
Sales and marketing	18,083	(4,223)	A,C	13,860
General and administrative	10,356	(3,071)	A,C	7,285
Merger costs	4,500	(4,500)		—
Restructuring charges	1,498	(1,498)		—

Total operating expenses	49,848	(14,672)		35,176

Loss from operations	(20,169)	21,332		1,163

Interest and other income (expense)	(63)	63		—
Interest expense, related party	(3,482)	3,482		—
Foreign exchange gains (losses), net	(204)	204		—

Loss before income taxes	(23,918)	25,081		1,163

Income taxes provision (benefit)	(911)	911		—

Net loss	$(23,007)	$24,170		$1,163

(A)	Stock-based compensation for the three months ended December 31, 2010 was as follows:

Cost of revenues	$808
Research and development, net	874
Sales and marketing	2,327
General and administrative	2,135

$6,144

(B)	Purchase price adjustments for the three months ended December 31, 2010 was as follows:

Revenues:
Products	$850
Services	1,126

Total revenues	1,976

Cost of Revenues:
Products	1,298

Total cost of revenues	1,298

Purchase price adjustments	$3,274

(C)	Depreciation and amortization for the three months ended December 31, 2010 was as follows:

Cost of revenues	$2,578
Research and development, net	506
Sales and marketing	1,896
General and administrative	936

$5,916

Use of Non-GAAP Financial Measures

Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Dialogic believes that presenting non-GAAP net loss and non-GAAP net loss allocable to common stockholders is useful to investors, because it describes the operating performance of Dialogic. Dialogic management uses these non-GAAP measures as important indicators of the company’s past performance and in planning and forecasting performance in future periods. Dialogic considers EBITDA, as adjusted, an important measure of its ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA, as adjusted, eliminates the non-cash effect of tangible asset depreciation and amortization of intangible assets and stock-based compensation as well as certain nonrecurring expenses. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities. The non-GAAP financial information Dialogic presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP. You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.

In respect of the foregoing, Dialogic provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

“EBITDA” is defined as earnings before interest, taxes, depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA plus adjustments for nonrecurring items or other adjustments. Adjusted EBITDA includes EBITDA and also non-cash stock compensation expense, purchase price adjustments resulting from the fair value adjustments of the assets and liabilities of Veraz Networks as of October 1, 2010, acquisition related costs, restructuring expenses and foreign exchange gains (losses). Acquisition costs include investment banker fees, legal expenses, and other fees incurred in connection with the acquisition. Dialogic considers Adjusted EBITDA as a key metric in evaluating its financial performance.

Stock-based compensation: These expenses consist of expenses for employee stock options, restricted stock units and employee stock purchases under ASC 718. Dialogic excludes stock-based compensation expenses from our non-GAAP measures primarily because they are non-cash expenses and are also excluded by our lender in the calculation of EBITDA. As Dialogic applies ASC 718, it believes that it is useful to its investors to understand the impact of the application of ASC 718 to its operational performance, liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. While stock-based compensation expense calculated in accordance with ASC 718 constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by Dialogic and because such expense is not used by management to assess the core profitability of our business operations. Dialogic further believes these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. In addition, excluding this item from various non-GAAP measures better facilitates comparisons to our competitors’ operating results.

Conference Call Information

Dialogic will offer a live webcast of the conference call starting at 4:30 pm Eastern Time, which will also include forward-looking information. For parties in the United States and Canada, call 1-800-860-2442 to access the conference call. International parties can access the call at 412-858-4600. The webcast will be accessible from the “Investor Relations” section of the Dialogic website (www.dialogic.com). The webcast will be archived for a period of 30 days. A telephonic replay of the conference call will also be available two hours after the call and will run for one month. To hear the replay, parties in the United States and Canada should call 1-877-344-7529 and enter passcode 60000#. International parties should call 1-412-317-0088 and enter passcode 60000#. In addition, Dialogic’s press release will be distributed via Business Wire and posted on the Dialogic website before the conference call begins (DLGC-IR).

About Dialogic

For over 25 years, Dialogic (NASDAQ: DLGC) and its subsidiaries have been providing communications platforms and technology to enterprise and service provider markets. Our portfolio of IP and TDM based multimedia processing and call control technologies enables developers and service providers to build and deploy innovative applications without concern for the complexities of the communications medium or network. This empowers our customers to unleash the profit from video, voice and data for advanced networks. For more information on Dialogic, visit www.dialogic.com.

This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to, future revenues, adjusted gross margin, adjusted EBITDA and other risks and uncertainties described more fully in our documents filed with or furnished to the SEC. More information about these and other risks that may impact Dialogic’s business is set forth in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly report on Form 10-Q for the quarter ended September 30, 2010, each as filed with the SEC. These filings are available on a website maintained by the SEC http://www.sec.gov/. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Dialogic and I-Gate are registered trademarks and Vision and BorderNet trademarks of Dialogic Inc. or a subsidiary. All other company and product names may be trademarks of the respective companies with which they are associated.

Investor Relations Contacts:

MBS Value Partners

Ron Vidal, 212-750-5800

ron.vidal@mbsvalue.com

Dialogic

Anthony Housefather, 408-750-9400

anthony.housefather@dialogic.com